SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 24, 2003

E-LOAN, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-25621 (Commission File Number)	77-0460084 (I.R.S. Employer Identification No.)

5875 ARNOLD ROAD, SUITE 100, DUBLIN, CALIFORNIA (Address of Principal Executive Offices)	94568 (Zip Code)

(925) 241-2400
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. EXHIBITS

Exhibit 99.1	Press Release dated July 24, 2003, entitled "E-LOAN, Inc. Reports Record Revenues and Profit in Second Quarter 2003."

Exhibit 99.2	Slides presented during E-LOAN, Inc. webcast of its second quarter 2003 earnings call made on July 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE (and ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

On July 24, 2003, E-LOAN, Inc. (the “Company”) issued a press release announcing second quarter financial results and updated fiscal year 2003 financial guidance (the “Release”). A copy of the Release is attached as Exhibit 99.1 to this Report and is incorporated herein by reference. A copy of the slides presented during the webcast of its second quarter of 2003 earnings call is attached hereto as Exhibit 99.2.

The information in this report is being furnished, not filed, pursuant to Item 9 and Item 12 of Form 8-K. Accordingly, the information in Item 9 and Item 12 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Safe Harbor Statement

Statements contained in the exhibits to this report that state the Company’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The Company’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Company has filed with the Securities and Exchange Commission.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

E-LOAN, INC. By: /s/ Matthew Roberts —————————————— Matthew Roberts Chief Financial Officer

Date: July 31, 2003

EXHIBIT INDEX

Exhibit No. Exhibit 99.1	Description Press Release dated July 24, 2003, entitled "E-LOAN, Inc. Reports Record Revenues and Profit in Second Quarter 2003."

Exhibit 99.2	Slides presented during E-LOAN, Inc. webcast of its second quarter 2003 earnings call made on July 24, 2003.